Assets Retirement Obligations and Accrued Environmental Costs	12 Months Ended
Dec. 31, 2015
Assets Retirement Obligations and Accrued Environmental Costs [Abstract]
Asset Retirement Obligations and Accrued Environmental Costs
Asset Retirement Obligations and Accrued Environmental Costs

Asset retirement obligations and accrued environmental costs at December 31 were:

	Millions of Dollars
	2015	2014

Asset retirement obligations*	$3.9	4.3
Accrued environmental costs	1.6	—
Total asset retirement obligations and accrued environmental costs*	5.5	4.3
Asset retirement obligations and accrued environmental costs due within one year	(0.8)	—
Long-term asset retirement obligations and accrued environmental costs*	$4.7	4.3

*Financial information has been retrospectively adjusted for the Subsequent Fractionator Acquisition.

Asset Retirement Obligations
We have asset removal obligations we are required to perform under law or contract once an asset is permanently taken out of service. These obligations primarily relate to the abandonment or removal of pipelines and rail racks. Most of these obligations are not expected to be paid until many years in the future.
During 2015 and 2014, our overall asset retirement obligations changed as follows:

	Millions of Dollars
	2015	2014

Balance at January 1*	$4.3	3.2
Accretion of discount	0.1	0.1
New obligations	0.1	1.0
Changes in estimates of existing obligations*	(0.6)	—
Balance at December 31*	$3.9	4.3

*Financial information has been retrospectively adjusted for the Subsequent Fractionator Acquisition.

We do not expect any short-term spending on asset retirement obligations and, as a result, there were no such current liabilities reported on the consolidated balance sheet at December 31, 2015 and 2014.

Accrued Environmental Costs
Pursuant to the terms of our amended omnibus agreement, Phillips 66 indemnifies us for the environmental liabilities associated with the assets contributed to us in connection with the Offering and which arose prior to the closing of the Offering. Pursuant to the terms of various agreements under which we acquired assets from Phillips 66 since the Offering, Phillips 66 assumed the responsibility for environmental liabilities associated with the acquired assets arising prior to the effective date of each acquisition.

In April 2015, our pipeline that transports products from the Hartford Terminal to a dock on the Mississippi River experienced a diesel fuel release of approximately 800 barrels. The release was halted on the same day, and cleanup and remediation efforts followed. Costs recognized during 2015 associated with cleanup and remediation of the release were $5.0 million. We continue to work with the appropriate authorities and costs are subject to change if additional information regarding the extent of the environmental impact of the release becomes known. We carry property and third-party liability insurance, each in excess of $5.0 million self-insured retentions.

At December 31, 2015, we had $1.6 million of environmental accruals. In the future, we may be involved in additional environmental assessments, cleanups and proceedings.